UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 31, 2011

Great China Mania Holdings, Inc.

(Exact name of registrant as specified in charter)

Great East Bottles & Drinks (China) Holdings, Inc.

(Former name of registrant)

                          Florida

(State or other jurisdiction of incorporation)

333-139008	59-2318378
(Commission File Number)	(IRS Employer Identification No.)

Suite 1902, 19th Floor Kodak House II Quarry Bay, Hong Kong
(Address of Principal Executive Offices)

852-2192-4805
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 31, 2011 the Company entered into a ASSET SALE, PURCHASE AND TRANSFER AGREEMENT (the “Agreement”) with Wong Heong Kin and Chung A. Tsan Guy (the “Buyers”) whereby the Company sold its operations (the “Business”) to the Buyers.  As consideration for this transaction, the Buyers will assume all of the assets and liabilities of the subsidiary Water Scientific Holdings Limited.

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 31, 2011, the Agreement set forth in Item 1.01 above was closed.

Item 9.01 Exhibits

The ASSET SALE, PURCHASE AND TRANSFER AGREEMENT is attached hereto as Exhibit 2.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Great China Mania Holdings, Inc

(Registrant)

Date:	April 4, 2011		By:	/s/Yau Wai Hung
Yau Wai Hung
President